SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K



                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                         January 25, 1998



                    CONTINENTAL AIRLINES, INC.
      (Exact name of registrant as specified in its charter)



   Delaware                 0-09781               74-2099724
(State or other           (Commission           (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



   2929 Allen Parkway, Suite 2010, Houston, Texas      77019
     (Address of principal executive offices)        (Zip Code)


                          (713) 834-2950
       (Registrant's telephone number, including area code)


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Item 5. Other Events.

        On January 25, 1998, Continental Airlines, Inc. (the "Company) entered into a Governance Agreement with Northwest Airlines Corporation, a copy of which is filed herewith as
Exhibit 99.1 and incorporated herein by reference. On January 26, 1998, the Company issued a press release, which is filed herewith as Exhibit 99.2 and incorporated herein by reference.

                  CAUTIONARY STATEMENT CONCERNING
                    FORWARD-LOOKING INFORMATION

        The press release incorporated herein contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, which statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such statements include, among others, the following: (a) competitive pressures, including developments with respect to existing and potential future competitive alliances; (b) whether the Northwest pilots approve those aspects of the alliance requiring their approval, and the timing thereof; (c) potential adverse developments with respect to regional economic performance; (d) costs or difficulties in implementing the alliance could be greater than expected; and (e) possible adverse regulatory decisions or changes.

        The risk factors set forth in "Risk Factors--Risk Factors Relating to the Company," and "--Risk Factors Relating to the Airline Industry" set forth in pages 28-33 of the Company's registration statement on Form S-4 (SEC file no. 333-38407) are hereby incorporated herein by reference.


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Item 7. Financial Statements and Exhibits.

   (c)  Exhibits

        99.1 Governance Agreement

        99.2 Press Release

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



                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONTINENTAL AIRLINES, INC.



                                  By /s/ Jeffery A. Smisek
                                    ----------------------------
                                     Jeffery A. Smisek
                                     Executive Vice President
                                     and General Counsel

January 26, 1998



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



                           EXHIBIT INDEX


99.1    Governance Agreement

99.2    Press release


                                 5